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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 January 2, 2001
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                               Novo Networks, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                      0-28579                 75-2233445
(State or Other Jurisdiction of       Commission File         (I.R.S. Employer
 Incorporation or Organization)           Number             Identification No.)


     300 Crescent Court, Suite 800
             Dallas, Texas                              75201
----------------------------------------             -----------
(Address of Principal Executive Offices)              (Zip Code)


                                 (214) 777-4100
               --------------------------------------------------
               Registrant's telephone number, including area code


                              eVentures Group, Inc.
--------------------------------------------------------------------------------
          (Former Name or former Address, if Changed Since Last Report)



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Item 4 - Changes in Registrant's Certifying Accountant

         (a)    Dismissal of BDO Seidman, LLP ("BDO Seidman")

         (i) On January 2, 2001, Novo Networks, Inc., formerly known as eVentures Group, Inc., ("Novo") dismissed BDO Seidman, LLP ("BDO Seidman") as its independent public accountant.

         (ii) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company, and approved by the Board of Directors of the Company.

         (iii) During Novo's two most recent fiscal years ended June 30, 2000, and interim period subsequent to June 30, 2000, there have been no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to such matter in connection with its report.

         (iv) During Novo's two most recent fiscal years ended June 30, 2000, and interim period subsequent to June 30, 2000, there have been no reportable events (as defined in Regulation S-K Item 304
                (a)(1).

         (v) BDO Seidman's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles

         (b)    Hiring of Arthur Andersen, LLP ("Arthur Andersen")

                On December 8, 2000 the Audit Committee of the Board of Directors of Novo recommended the engagement of Arthur Andersen as Novo's independent public accountants for its fiscal year ending June 30, 2001. This decision was approved by the Board of Directors on the same date and finalized between Novo and Arthur Andersen on January 2, 2001. During Novo's two most recent fiscal years ended June 30, 2000, and interim period subsequent to June 30, 2000, Novo has not consulted with Arthur Andersen on items regarding either
(1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) with Novo's former auditor.

         Novo has furnished BDO Seidman with a copy of the foregoing disclosure and requested BDO Seidman to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of BDO



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Seidman to the Securities and Exchange Commission, dated January 2, 2001, is filed as Exhibit 16 hereto.



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  None

         (b)  None

         (c)  Exhibits

              16 Letter from BDO Seidman to the Securities and Exchange Commission, dated January 2, 2001.


                                      -3-

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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


January 4, 2001


                                           Novo Networks, Inc.


                                           By /s/ STUART J. CHASANOFF
                                             -----------------------------------
                                           Name:  Stuart J. Chasanoff
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary


                                      -4-

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

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
  16            Letter from BDO Seidman to the Securities and Exchange
                Commission, dated January 2, 2001.